SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                  June 2, 2010
                               ------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation

On June 1, 2010 the Company executed an Amended and Restated Convertible
Term Note modifying the loan agreement and payment terms under which a portion of the Note may be converted into common stock of the Company. In addition, a previously issued warrant due to expire September 30, 2011 was modified in conjunction with this agreement reducing the price per share from $1.80 to $0.24.

Item 9.01  Financial Statements and Exhibits

     Exhibits 99.1 Third Amended and Restated Convertible Term Note
                   Amendment No. 7 to Loan Agreement

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2010                   ALANCO TECHNOLOGIES, INC.

                                        By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer